Summary Prospectus April 30, 2012

RETAIL SHARE CLASS: WTSCX | INSTITUTIONAL SHARE CLASS: WISCX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.westcore.com/LiteratureForms/ReportsProspectuses.aspx. You can also get this information at no cost by calling 800.392.CORE (2673), by sending an email request to WestcoreInvest@westcore.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated April 30, 2012, along with the Fund’s most recent annual report dated December 31, 2011, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

Westcore Small-Cap Opportunity Fund (the “Fund”) seeks to achieve long-term capital appreciation primarily through investments in companies with small capitalizations whose stocks appear to be undervalued.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Retail Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	–
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	None	None
Other Expenses(2)	0.44%	0.79%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.45%	1.80%
Fee Waiver and Expense Reimbursement(1)	(0.14)%	(0.60)%
Total Annual Fund Operating Expense After Fee Waiver and Expenses Reimbursement(1)	1.31%	1.20%

(1)	Denver Investments (the “Adviser”) contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/ reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2013.

(2)	Restated to reflect current fees.

(3)	The Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the Financial Highlights in this Fund’s prospectus, because the Financial Highlights include only the operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for two years through ten. Although your costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail Class	$133	$445	$778	$1,721
Institutional Class	$122	$508	$918	$2,064

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies of the Fund

  The Fund emphasizes investments in small-cap companies that the team believes to be undervalued based on various financial measures/ ratios with improving business prospects due to strong company and industry dynamics.

  Small companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. Small company stocks typically have higher return/risk potential than larger company stocks.

  Under normal circumstances, at least eighty percent (80%) of the value of the Fund’s net assets, plus any borrowings for investment purposes, is invested in small-cap companies.

  The Fund currently considers “small-cap companies” to be those included in, or similar in size to those included in its benchmark index, the Russell 2000 Index, at the time of purchase. As of the most recent “reconstitution” of the benchmark index on May 31, 2011, the benchmark capitalization range was $130 million to $3.0 billion. As of March 31, 2012, the weighted average market capitalization for the benchmark index was approximately $1.4 billion as compared to approximately $1.2 billion for the companies within the Fund’s portfolio. Please note that these market capitalization measures will fluctuate over time.

  The Fund’s portfolio management team implements an investment strategy that is based on the belief that the market rewards companies over time for their free cash flow rather than their reported earnings. The strategy utilizes a bottom-up approach, which is grounded in independent fundamental research. The team seeks to invest in companies where the future free cash flow and return-on-invested-capital appear to be undervalued by the market. The team constructs a diversified portfolio designed to generate alpha primarily through stock selection.

  The team believes that the combination of proprietary, sector-specific quantitative screening and independent fundamental analysis provides an information advantage that is critical to exploiting market inefficiencies. Through this approach, the team seeks to identify and thoroughly assess the key value-creating drivers for a company.

  The team researches companies where the early fundamental improvement in free cash flow appears sustainable and not yet recognized by the market. It seeks to develop an in-depth understanding of the economics of the business and sustainability of a company’s competitive advantage by speaking to sources that “touch” the product(s) or service(s) including customers, suppliers, competitors and other industry contacts.

  Investing in cash-generative companies at attractive valuations is the goal of the team’s process. The team values companies based primarily on a proprietary discounted cash flow model using estimates derived from its proprietary research. The team seeks to manage risk through its valuation discipline and through in-depth fundamental research and portfolio structure.

  With respect to portfolio structure, the team maintains guidelines to typically limit the variance in exposure to a sector relative to the benchmark.

  The Fund expects to only invest in securities of companies whose stock is traded on U.S. markets, including depository receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).

  Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

  Risk of Loss. You could lose money by investing in the Fund.

  Market Risk. As with any equity fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices.

  Portfolio Management Risk. The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/ or may decline in value.

  Small Company Risk. The Fund is also subject to the general risk that the stocks of smaller and newer companies can involve greater risks than those associated with larger, more established companies. Small-cap company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Small-cap companies in which the Funds may invest typically lack of financial resources, product diversification and competitive strengths of larger companies which may cause the value of the Funds to be more volatile.

  Indirect Foreign Exposure Risk. Investments in U.S. traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility, and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights.

Risk/Return Bar Chart and Table

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years for the Retail Class, and one year and since inception for the Institutional Class compared with those of an unmanaged index of securities. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.westcore.com or call toll-free 800.392.CORE (2673).

Retail Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return: 06/30/2009 22.21% Lowest Quarterly Return: 12/31/2008 (25.54)%

The returns above are for the Retail Class of the Fund. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

Average Annual Total Returns (for the Periods Ended December 31, 2011)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Retail Class, after-tax returns to the Institutional Class will be different. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore Small-Cap Opportunity Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	(3.95)%	(1.58)%	4.99%
Return After Taxes on Distributions	(4.16)%	(1.68)%	4.52%
Return After Taxes on Distributions and Sale of Fund Shares	(2.29)%	(1.33)%	4.33%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	(4.18)%	0.15%	5.62%

	1 Year	Since Inception Institutional Class Only (September 28, 2007)
Institutional Class
Return Before Taxes	(3.85)%	(3.05)%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	(4.18)%	(0.55)%

Management

Investment Adviser

Denver Investments

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Kris B. Herrick, CFA Partner, Director of Value Research – Denver Investments; Portfolio Manager of the Fund	October 1, 2002
Mark M. Adelmann, CFA, CPA Partner, Value Research Analyst – Denver Investments; Portfolio Manager of the Fund	October 1, 2002
Derek R. Anguilm, CFA Partner, Value Research Analyst – Denver Investments; Portfolio Manager of the Fund	October 1, 2003
Troy Dayton, CFA Partner, Value Research Analyst – Denver Investments; Portfolio Manager of the Fund	October 1, 2002
Lisa Z. Ramirez, CFA Partner, Value Research Analyst – Denver Investments; Portfolio Manager of the Fund	April 30, 2009

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $500,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at www.westcore.com, by telephone at 800.392.CORE (2673), by regular mail at Westcore Funds, P.O. Box 44323, Denver, CO 80201-4323, or by a systematic withdrawal plan (must be multiples of $50, and can be accomplished monthly, quarterly, or annually).

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions of the Fund will be subject to federal income tax.

Financial Intermediary Compensation - Payments to Broker Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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